[GRAPHIC]

                                             Annual Report July 31, 2000

Oppenheimer
Florida Municipal Fund


                         [LOGO OF OPPENHEIMERFUNDS(R)]

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

     CONTENTS

  1  President's Letter

  3  An Interview with Your Fund's Manager

  7  Fund Performance

 12  Financial Statements

 29  Independent Auditors' Report

 30  Federal Income Tax Information

 31  Officers and Trustees

Despite lower municipal bond prices over the past year, the municipal bond market began to rally during the first quarter of 2000.

During the first seven months of 2000, Florida's tax-exempt bond market has benefited from greater demand and a reduced supply of new issues.

We believe that municipal bonds currently offer compelling value compared to 30-year U.S. Treasury bonds.

Average Annual
Total Returns*

For the 1-Year Period
Ended 7/31/00

Class A
Without        With
Sales Chg.     Sales Chg.
--------------------------
1.28%          -3.54%

Class B
Without        With
Sales Chg.     Sales Chg.
--------------------------
0.51%          -4.27%

Class C
Without        With
Sales Chg.     Sales Chg.
--------------------------
0.51%          -0.44%


*See Notes on page 10 for further details.

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Florida Municipal Fund


Dear Shareholder,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.

   As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.

   During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.

   At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

1  OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

   We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.

   You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
August 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

2  OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

How did Oppenheimer Florida Municipal Bond Fund perform during the one-year period that ended July 31, 2000?

A. During the reporting period, the Fund faced a difficult investment environment. Inflation fears and higher interest rates eroded most tax-exempt bond prices, especially during the last five months of 1999. Despite these factors, however, we began to see signs of a potential market recovery in the first quarter of 2000, as well as in June and July. Most significant was that demand for municipal bonds from individual investors surged. At the same time, the available supply of newly issued municipal bonds has fallen. Nevertheless, municipal bond price averages ended the one-year reporting period at lower levels than where they began.

Why have higher interest rates negatively affected municipal bond prices?

Fixed income investors generally dislike rising interest rates, which tend to erode the prices of their previously issued, lower yielding bonds. This is because the older bonds must drop in price in order to attract investors with higher, more competitive yields. However, investors with a long-term perspective may take advantage of a rising interest rate environment to benefit from higher levels of current income. Such was the case with many of the Fund's holdings over the past year: as interest rates rose, so did the Fund's yield. This enabled us to maintain the Fund's income stream in a declining market.

Why has the Federal Reserve Board been raising interest rates?

The Federal Reserve Board, which sets U.S. monetary policy, has been raising key short-term interest rates over the past year because of inflation concerns. The U.S. economy has been growing so strongly that it may threaten to reignite forces potentially leading to higher prices and wages. Most of us have

3  OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Average Annual
Total Returns

For the Periods Ended 6/30/001

Class A                           Since
1-Year            5-Year          Inception
---------------------------------------------
-5.01%            3.74%           3.65%

Class B                           Since
1-Year            5-Year          Inception
---------------------------------------------
-5.74%            3.65%           3.72%

Class C                           Since
1-Year            5-Year          Inception
---------------------------------------------
-1.97%            N/A             3.93%

seen ample evidence of this phenomenon recently in the form of higher gasoline and heating oil prices. With unemployment currently hovering near record low levels, we have also seen upward pressure on wages, as growing companies compete for a limited number of skilled workers.

   In response to these developments, the Federal Reserve Board raised interest rates several times during the 12-month reporting period. When added to the single interest rate hike implemented before the reporting period began, the Fed has raised interest rates by 1.75 percentage points since mid-June 1999. These actions are intended to slow economic growth by making borrowing more expensive for businesses and consumers.

Why have market conditions improved recently?

Although the market trended consistently downward during the last five months of 1999, the municipal bond market began to rally during the first quarter of 2000 and again in June and July. There are two primary reasons for this: investors' interest rate expectations and a reduced supply of municipal bonds.

   After more than a year of rising interest rates, evidence has begun to emerge that the Fed's policies may be starting to reduce the growth rate of the U.S. economy. Key economic statistics measuring trends in consumer spending, new home construction, employment and other factors have begun to decline to more sustainable levels. Accordingly, some investors believe that most--but not necessarily all--interest rate increases may be behind us, and they are buying bonds to lock in prevailing high yields. This has been particularly true of individual investors who have shifted assets out of the stock market in the wake of heightened volatility among equities.

   In addition, the supply of new municipal bonds is down sharply from the levels of a year ago. This is primarily the result of the strong U.S. economy, which has helped create larger-than-


1. See page 10 for further details.

4  OPPENHEIMER FLORIDA MUNICIPAL FUND

Standardized Yields2
For the 30-days Ended 7/31/00
------------------------------
Class A                 5.13%
------------------------------
Class B                 4.63
------------------------------
Class C                 4.63

expected tax revenues for many state and local governments. Because of these unexpectedly large revenues, municipalities have had less need to borrow money. In fact, some of our seasoned, higher yielding holdings issued by Florida community-development districts have received credit rating upgrades as their fiscal conditions improve.

   Of course, there is no guarantee that these beneficial trends will persist or that market conditions will continue to improve.

How was the Fund managed in this environment?

We have continued to seek to reposition the portfolio to lock in attractive yields and extend protection against bonds being retired. However, our ability to accomplish this has been limited by market conditions. Because demand for Florida municipal bonds has come primarily from individual investors, and not from institutional investors, some of our institutional-oriented, lower rated bonds declined more in price relative to higher rated bonds that individuals are buying. We have generally retained these holdings as we wait for institutional investors to re-enter the market and create greater liquidity--and higher prices--for these issues.

     When making new purchases, we focused primarily on insured bonds from Florida issuers with maturities in the 20-year range. These are the types of bonds that tend to appeal most to individual investors, which potentially makes them easier to sell when the time comes. With the supply of Florida bonds dwindling, we have also found opportunities in the bonds of U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands, which provide income that is federally tax-exempt for Florida residents. Keep in mind that, while individual holdings may be insured, the Fund itself is not.


2. Standardized yield is based on net investment income for the 30-day period ended July 31, 2000. Falling share prices will tend to artificially raise yields.

5  OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Credit Allocation3

         [CHART]

 .  AAA            38.8%
 .  AA              8.1
 .  A               9.5
 .  BBB            22.2
 .  BB             21.4

What is your outlook for the near future?

We remain generally optimistic. At current levels, we believe that municipal bonds--and municipal bond funds--represent compelling investment values relative to comparable taxable securities.

   Over the near term, the direction of the U.S. economy remains uncertain. If the current higher interest rates ultimately slow the economy without triggering recession, interest rates should then begin to decline and bonds may benefit. In our opinion, maintaining a long-term perspective that spans economic cycles such as these is an important part of what makes OppenheimerFunds The Right Way to Invest.

Top Five Industries4
----------------------------------------------------------------------
Special Assessment                                              24.6%
----------------------------------------------------------------------
Multifamily Housing                                              10.2
----------------------------------------------------------------------
Single Family Housing                                             9.2
----------------------------------------------------------------------
Sales Tax                                                         9.1
----------------------------------------------------------------------
Hospital/Healthcare                                               7.4


3. Portfolio data is subject to change. Percentages are as of July 31, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 29.4% of total investments) but for which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

4. Portfolio is subject to change. Percentages are as of July 31, 2000, and are based on total market value of investments.


6  OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the Fund's fiscal year that ended July 31, 2000, Oppenheimer Florida Municipal Bond Fund's performance was limited by adverse economic and fixed income market conditions, including inflation fears and rising interest rates. Because of the relatively limited demand for institutional-oriented bonds, the portfolio managers generally held onto their institutional issues during the reporting period. The managers have sought to reposition the portfolio more defensively by reducing the Fund's holdings of out-of-favor bonds and by improving the overall credit quality of the portfolio. The Fund's portfolio holdings, allocations and investment style are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2000. In the case of Class A and Class B shares, performance is measured from inception of those classes on October 1, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

7  OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

                  Oppenheimer Florida                 Lehman Brothers
                Municipal Fund (Class A)            Municipal Bond Index

    10/1/93               9,525                           10,000
   12/31/93               9,943                           10,140
   12/31/94               9,179                            9,616
   12/31/95              10,791                           11,295
    7/31/96              10,817                           11,346
    7/31/97              11,829                           12,509
    7/31/98              12,598                           13,259
    7/31/99              12,768                           13,641
    7/31/00              12,930                           14,229


Average Annual Total Return of Class A Shares of the Fund at 7/31/002 1-Year-3.54% 5-Year 3.96% Life 3.85%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

                  Oppenheimer Florida                 Lehman Brothers
                Municipal Fund (Class B)            Municipal Bond Index

    10/1/93              10,000                           10,000
   12/31/93              10,434                           10,140
   12/31/94               9,553                            9,616
   12/31/95              11,156                           11,295
    7/31/96              11,135                           11,346
    7/31/97              12,085                           12,509
    7/31/98              12,774                           13,259
    7/31/99              12,848                           13,641
    7/31/00              12,994                           14,229


Average Annual Total Return of Class B Shares of the Fund at 7/31/002 1-Year-4.27% 5-Year 3.85% Life 3.92%





1. The Fund changed its fiscal year end from December 31 to July 31.
2. See page 10 for further details.


8  OPPENHEIMER FLORIDA MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

                  Oppenheimer Florida                 Lehman Brothers
                Municipal Fund (Class C)            Municipal Bond Index

     8/29/95             10,000                           10,000
    12/31/95             10,585                           10,479
     7/31/96             10,561                           10,526
     7/31/97             11,447                           11,605
     7/31/98             12,100                           12,301
     7/31/99             12,171                           12,655
     7/31/00             12,232                           13,201

Average Annual Total Return of Class C Shares of the Fund at 7/31/002 1-Year-0.44% Life 4.20%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/93 for Class A and Class B, and begins on 8/31/95 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

9  OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10   OPPENHEIMER FLORIDA MUNICIPAL FUND

                                                       Financials





11   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS July 31, 2000
--------------------------------------------------------------------------------

                                                         Ratings:
                                                         Moody's/                     Market
                                                        S&P/Fitch      Principal       Value
                                                       (Unaudited)      Amount       See Note 1
================================================================================================
Municipal Bonds and Notes--98.9%
------------------------------------------------------------------------------------------------
Florida--82.8%
Alachua Cnty., FL HFAU RRB, Santa Fe HCF Project,
Escrowed to Maturity, 6%, 11/15/09                          NR/AAA    $  875,000      $ 914,760
------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU MH RRB,
Windover Oaks Project, Series A, 6.90%, 2/1/27              NR/AAA     1,000,000      1,082,480
------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU SFM RB, 6.70%, 9/1/27         Aaa/NR       830,000        861,332
------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.70%, 10/1/33                NR/NR/A       980,000        893,456
------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.75%, 4/1/38                 NR/NR/A       975,000        880,035
------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Stirling Apts. Project, 5.75%, 4/1/38                      NR/NR/A       855,000        771,723
------------------------------------------------------------------------------------------------
Clay Cnty., FL Housing FAU SFM RB, 6.55%, 3/1/28            Aaa/NR       800,000        828,856
------------------------------------------------------------------------------------------------
Collier Cnty., FL HFAU RRB,
The Moorings, Inc. Project, 7%, 12/1/19                    NR/A-/A     1,000,000      1,035,710
------------------------------------------------------------------------------------------------
Dade Cnty., FL Aviation RB, Series B,
MBIA Insured, 6.60%, 10/1/22                           Aaa/AAA/AA-     1,000,000      1,053,420
------------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
Services Project, 8%, 6/1/22                                 NR/NR     2,035,000      2,130,767
------------------------------------------------------------------------------------------------
Dade Cnty., FL Professional Sports Franchise
Facilities Tax & CAP RB, MBIA Insured,
Zero Coupon, 5.85%, 10/1/261                               Aaa/AAA     3,200,000        721,408
------------------------------------------------------------------------------------------------
Fishhawk, FL CDD SPAST RB, 7.625%, 5/1/18                    NR/NR     1,000,000      1,043,710
------------------------------------------------------------------------------------------------
FL BOE Capital Outlay RRB, Public Education,
Series D, 5.75%, 6/1/22                                 Aa2/AA+/AA     3,295,000      3,354,541
------------------------------------------------------------------------------------------------
FL Heritage Harbor CDD SPAST RB,
Series B, 6%, 5/1/03                                         NR/NR       700,000        696,864
------------------------------------------------------------------------------------------------
FL HFA RB, Maitland Club Apts. Project, Series B-1,
AMBAC Insured, 6.75%, 8/1/14                           Aaa/AAA/AAA     1,000,000      1,049,740
------------------------------------------------------------------------------------------------
FL HFA RB, Riverfront Apts., Series A,
AMBAC Insured, 6.25%, 4/1/37                           Aaa/AAA/AAA     1,400,000      1,420,412
------------------------------------------------------------------------------------------------
FL Housing Finance Corp. RB, FSA Insured,
Zero Coupon, 5.55%, 7/1/301                            Aaa/AAA/AAA     7,990,000      1,241,966
------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A,
6.30%, 5/1/02                                                NR/NR     1,261,000      1,265,489
------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series B,
6.90%, 5/1/19                                                NR/NR       735,000        734,508
------------------------------------------------------------------------------------------------
Heritage Springs, FL CDD Capital Improvement RB,
Series B, 6.25%, 5/1/05                                      NR/NR     1,445,000      1,436,937
------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB,
Series A-2, 6.85%, 3/1/29                                   Aaa/NR       890,000        953,510
------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point
Village Project, Series A, 5.50%, 11/15/21                 NR/BBB-     1,000,000        809,190
------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point
Village Project, Series A, 5.50%, 11/15/29                 NR/BBB-     1,000,000        778,080

 12   OPPENHEIMER FLORIDA MUNICIPAL FUND

                                                       Ratings:
                                                       Moody's/                        Market
                                                      S&P/Fitch        Principal        Value
                                                     (Unaudited)         Amount       See Note 1
------------------------------------------------------------------------------------------------
Florida Continued
Martin Cnty., FL IDAU RRB, Indiantown
Cogeneration Project, Series A, 7.875%, 12/15/25   Baa3/BBB-/BBB      $2,000,000     $2,016,180
------------------------------------------------------------------------------------------------
Miami Beach, FL HFAU Hospital RB, Mt. Sinai
Medical Center Project, 5.375%, 11/15/18                  NR/BBB       1,500,000      1,228,500
------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB, City Center
Historic Convention, Series B, 6.25%, 12/1/16           Baa1/BBB         500,000        516,155
------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB, City Center
Historic Convention, Series B, 6.35%, 12/1/22           Baa1/BBB         500,000        519,425
------------------------------------------------------------------------------------------------
Miami, FL HFAU RRB, AMBAC Insured,
Inverse Floater, 5.92%, 8/15/152                     Aaa/AAA/AAA       2,000,000      1,845,000
------------------------------------------------------------------------------------------------
Miami, FL Sanitation & Sewer Systems GOB,
FGIC Insured, 6.50%, 1/1/14                              Aaa/AAA       1,750,000      1,831,620
------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien, Series B,
MBIA Insured, Zero Coupon, 5.50%, 10/1/281           Aaa/AAA/AAA       4,500,000        834,165
------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien, Series B,
MBIA Insured, Zero Coupon, 5.53%, 10/1/341           Aaa/AAA/AAA       3,170,000        406,457
------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RRB, Sub. Lien, Series A,
MBIA Insured, Zero Coupon, 5.52%, 10/1/171           Aaa/AAA/AAA       5,425,000      2,004,375
------------------------------------------------------------------------------------------------
Northern Palm Beach Cnty., FL Water Control &
Improvement District RB, Unit Development 9B,
5.90%, 8/1/19                                              NR/NR       1,085,000      1,030,978
------------------------------------------------------------------------------------------------
Northern Palm Beach Cnty., FL Water Control &
Improvement District RB, Unit Development 9B,
6%, 8/1/29                                                 NR/NR       1,240,000      1,160,305
------------------------------------------------------------------------------------------------
Orlando, FL Utilities Commission Water & Electric RB,
Inverse Floater, 6.771%, 10/1/172                        Aa2/AA-       1,000,000      1,011,250
------------------------------------------------------------------------------------------------
Palm Beach Cnty., FL Housing FAU MH RB,
Windsor Park Apts. Project, Series A, 5.90%, 6/1/38      NR/NR/A         500,000        460,515
------------------------------------------------------------------------------------------------
Stoneybrook, FL CDD Capital Improvement RB,
Series A, 6.10%, 5/1/19                                    NR/NR         830,000        764,314
------------------------------------------------------------------------------------------------
Stoneybrook, FL CDD Capital Improvement RB,
Series B, 5.70%, 5/1/08                                    NR/NR       2,315,000      2,221,705
------------------------------------------------------------------------------------------------
Tampa Palms, FL Open Space & Transportation
CDD SPAST RB, Capital Improvement-Area 7 Phase
Two Project, 7.50%, 5/1/18                                 NR/NR       1,140,000      1,179,034
                                                                                     ----------
                                                                                     44,988,872
------------------------------------------------------------------------------------------------
U.S. Possessions--16.1%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                     Aaa/AAA         500,000        626,175
------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Inverse Floater, 5.26%, 7/1/282,3
                                                           NR/NR       2,500,000      2,118,400
------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series W, Inverse Floater,
5.994%, 7/1/102                                           Baa1/A       1,000,000      1,041,250
------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU Special RRB,
Unrefunded Balance, Series A, 7.90%, 7/1/07            Baa1/BBB+         130,000        132,665



13   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                       Ratings:
                                                       Moody's/                        Market
                                                      S&P/Fitch        Principal        Value
                                                     (Unaudited)         Amount       See Note 1
------------------------------------------------------------------------------------------------
U.S. Possessions Continued
PR Telephone Authority RB, Prerefunded, MBIA
Insured, Inverse Floater, 6.763%, 1/16/152               Aaa/AAA     $ 1,000,000    $ 1,055,000
------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19        NR/BBB-       1,500,000      1,529,250
------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems RRB,
5.30%, 7/1/18                                          NR/NR/BBB       1,500,000      1,358,550
------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems RRB,
5.30%, 7/1/21                                          NR/NR/BBB       1,000,000        891,290
                                                                                     -----------
                                                                                      8,752,580
------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $55,814,211)                              98.9%   $53,741,452
------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                              1.1        616,494
                                                                      --------------------------
Net Assets                                                                 100.0%   $54,357,946
                                                                      ==========================

Footnotes to Statement of Investments
To simplify the listings of securities, abbreviations are used per the table below:
BOE        Board of Education             IDAU  Industrial Development Authority
CAP        Capital Appreciation           MH    Multifamily Housing
CDD        Community Development District PAU   Power Authority
CMWLTH     Commonwealth                   PFAU  Public Finance Authority
FAU        Finance Authority              RA    Redevelopment Agency
GOB        General Obligation Bonds       RB    Revenue Bonds
HCF        Health Care Facilities         RRB   Revenue Refunding Bonds
HFA        Housing Finance Agency         SFM   Single Family Mtg.
HFAU       Health Facilities Authority    SPAST Special Assessment
HTAU       Highway & Transportation       SPO   Special Obligations
           Authority

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $7,070,900 or 13.01% of the Fund's net assets as of July 31, 2000.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,118,400 or 3.90% of the Fund's net assets as of July 31, 2000.

14   OPPENHEIMER FLORIDA MUNICIPAL FUND

Footnotes to Statement of Investments Continued

As of July 31, 2000, securities subject to the alternative minimum tax amount to $11,010,734 or 20.26% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                           Market Value        Percent
--------------------------------------------------------------------------------
Special Assessment                                  $13,290,831           24.6%
Multifamily Housing                                   5,508,621           10.2
Single Family Housing                                 4,935,405            9.2
Sales Tax                                             4,906,912            9.1
Hospital/Healthcare                                   3,988,260            7.4
Education                                             3,354,541            6.2
Electric Utilities                                    3,261,090            6.1
Highways                                              3,159,650            5.9
Adult Living Facilities                               2,622,980            4.9
Not-for-profit Organization                           2,130,767            4.0
Resource Recovery                                     2,016,180            3.8
General Obligation                                    1,831,620            3.4
Marine/Aviation Facilities                            1,053,420            2.0
Telephone Utilities                                   1,055,000            2.0
Water Utilities                                         626,175            1.2
                                                    ----------------------------
Total                                               $53,741,452          100.0%
                                                    ============================


See accompanying Notes to Financial Statements.

15   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2000
--------------------------------------------------------------------------------

=========================================================================================
Assets
Investments, at value (cost $55,814,211)--see accompanying statement        $  53,741,452
-----------------------------------------------------------------------------------------
Cash                                                                              110,262
-----------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                          763,320
Shares of beneficial interest sold                                                 65,757
Other                                                                                 716
                                                                               ----------
Total assets                                                                   54,681,507

=========================================================================================
Liabilities

Payables and other liabilities:
Dividends                                                                         152,742
Trustees' compensation                                                             62,151
Shareholder reports                                                                48,826
Shares of beneficial interest redeemed                                             17,932
Custodian fees                                                                     13,899
Transfer and shareholder servicing agent fees                                       7,130
Distribution and service plan fees                                                  6,321
Other                                                                              14,560
                                                                              ------------
Total liabilities                                                                 323,561

==========================================================================================
Net Assets                                                                    $54,357,946
                                                                              ============

==========================================================================================
Composition of Net Assets

Paid-in capital                                                               $57,456,731
------------------------------------------------------------------------------------------
Overdistributed net investment income                                            (99,301)
------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                        (926,725)
------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                    (2,072,759)
                                                                              ------------
Net Assets                                                                    $54,357,946
                                                                              ============

==========================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redempton price per share (based on net assets of
$34,050,263 and 3,165,038 shares of beneficial interest outstanding)               $10.76
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                           $11.30
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,865,695
and 1,658,006 shares of beneficial interest outstanding)                           $10.78
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,441,988
and 227,213 shares of beneficial interest outstanding)                             $10.75

See accompanying Notes to Financial Statements.

16   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

==========================================================================================
Investment Income

Interest                                                                     $  3,586,889

==========================================================================================
Expenses

Management fees                                                                   338,509
------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                            83,434
Class B                                                                           192,858
Class C                                                                            27,962
------------------------------------------------------------------------------------------
Shareholder reports                                                                55,915
------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                      35,625
------------------------------------------------------------------------------------------
Custodian fees and expenses                                                        32,750
------------------------------------------------------------------------------------------
Trustees' compensation                                                              8,273
------------------------------------------------------------------------------------------
Other                                                                              26,466
                                                                                 ---------
Total expenses                                                                    801,792
Less expenses paid indirectly                                                      (6,959)
Less waiver of expenses                                                           (87,446)
                                                                                 ---------
Net expenses                                                                      707,387

==========================================================================================
Net Investment Income                                                           2,879,502

==========================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:Investments                                          (671,247)
Closing of futures contracts                                                      198,002
                                                                             -------------
Net realized loss                                                               (473,245)

------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                          (2,099,062)
                                                                             -------------
Net realized and unrealized loss                                              (2,572,307)

==========================================================================================
Net Increase in Net Assets Resulting from Operations                         $   307,195
                                                                             =============

See accompanying Notes to Financial Statements.


17   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended July 31,                                                2000          1999
==========================================================================================
Operations

Net investment income                                          $ 2,879,502    $ 2,748,965
------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (473,245)       424,490
------------------------------------------------------------------------------------------
Net change in unrealized depreciation                           (2,099,062)    (2,594,407)
                                                                --------------------------
Net increase in net assets resulting from operations               307,195        579,048

===========================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                         (1,826,749)     (1,711,561)
Class B                                                           (875,118)       (848,422)
Class C                                                           (127,124)       (128,069)
-------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                           (112,148)             --
Class B                                                            (64,515)             --
Class C                                                             (9,867)             --

===========================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                           (297,142)      2,068,521
Class B                                                         (2,686,483)      2,942,094
Class C                                                           (902,642)      1,194,095

===========================================================================================
Net Assets

Total increase (decrease)                                      (6,594,593)      4,095,706
-------------------------------------------------------------------------------------------
Beginning of period                                             60,952,539     56,856,833
                                                                ---------------------------
End of period (including overdistributed net investment
income of $99,301 and $149,812, respectively)                   54,357,946     60,952,539
                                                                ===========================

See accompanying Notes to Financial Statements.

18   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                      Year        Year
                                                                                                     Ended       Ended
                                                                                                   July 31,    Dec. 31,
Class A                                              2000        1999       1998         1997         19961      1995
========================================================================================================================
Per Share Operating Data

Net asset value, beginning of period              $ 11.24     $ 11.62    $ 11.47      $ 11.07     $ 11.40      $ 10.26
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .58         .56        .54          .64         .36          .63
Net realized and unrealized gain (loss)              (.45)       (.39)       .19          .37        (.34)        1.14
                                                  ----------------------------------------------------------------------
Total income from investment operations               .13         .17        .73         1.01         .02         1.77
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.57)       (.55)      (.58)        (.61)       (.35)        (.63)
Distributions from net realized gain                 (.04)         --         --           --          --           --
                                                  ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.61)       (.55)      (.58)        (.61)       (.35)        (.63)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 10.76      $11.24    $ 11.62      $ 11.47     $ 11.07      $ 11.40
                                                  ======================================================================

========================================================================================================================
Total Return, at Net Asset Value2                    1.28%       1.36%      6.52%        9.39%       0.25%       17.60%

========================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $34,050     $35,924    $35,074      $27,446     $19,366      $19,377
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $34,296     $36,532    $32,153      $24,333     $18,415      $14,508
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                                5.41%       4.78%      4.61%        5.70%       5.50%        5.71%
Expenses                                             1.13%       1.13%      1.15%4       1.02%4      1.23%4       1.36%4
Expenses, net of indirect expenses
and waiver of expenses                               0.96%       0.95%      0.96%        0.87%       1.09%        0.53%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                12%         55%        35%          43%         21%          18%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


19   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


                                                                                           Year         Year
                                                                                          Ended        Ended
                                                                                       July 31,     Dec. 31,
Class B                                          2000      1999       1998      1997      19961         1995
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period          $ 11.26   $ 11.64    $ 11.49   $ 11.09    $ 11.42      $ 10.27
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .50       .47        .46       .55        .31          .55
Net realized and unrealized gain (loss)          (.45)     (.39)       .18       .37       (.34)        1.15
                                              ----------------------------------------------------------------
Total income (loss) from investment
operations                                        .05       .08        .64       .92       (.03)        1.70
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income             (.49)     (.46)      (.49)     (.52)      (.30)        (.55)
Distributions from net realized gain             (.04)       --         --        --         --           --
Total dividends and/or distributions          ----------------------------------------------------------------
to shareholders                                  (.53)     (.46)      (.49)     (.52)      (.30)        (.55)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 10.78   $ 11.26    $ 11.64   $ 11.49    $ 11.09      $ 11.42
                                              ================================================================

==============================================================================================================
Total Return, at Net Asset Value2                0.51%     0.60%      5.71%     8.56%     (0.19)%      16.81%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)      $17,866   $21,524    $19,344   $15,348    $12,865      $12,658
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $19,249   $21,648    $17,024   $13,812    $12,843      $10,772
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                            4.64%     4.02%      3.85%     4.93%      4.75%        4.92%
Expenses                                         1.89%     1.88%      1.91%4    1.79%4     1.97%4       2.11%4
Expenses, net of indirect expenses
and waiver of expenses                           1.72%     1.70%      1.72%     1.64%      1.83%        1.29%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            12%       55%        35%       43%        21%          18%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.



20   OPPENHEIMER FLORIDA MUNICIPAL FUND


                                                                                      Year        Year
                                                                                     Ended       Ended
                                                                                  July 31,    Dec. 31,
Class C                                     2000      1999       1998      1997      19961       19952
========================================================================================================
Per Share Operating Data

Net asset value, beginning of period      $11.23    $11.61     $11.46    $11.07     $11.40      $10.96
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .50       .47        .46       .53        .31         .20
Net realized and unrealized gain (loss)     (.45)     (.39)       .18       .38       (.34)        .44
                                            ------------------------------------------------------------
Total income (loss) from investment
operations                                   .05       .08        .64       .91       (.03)        .64
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income        (.49)     (.46)      (.49)     (.52)      (.30)       (.20)
Distributions from net realized gain        (.04)       --         --        --         --          --
                                          --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.53)     (.46)      (.49)     (.52)      (.30)       (.20)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.75    $11.23     $11.61    $11.46     $11.07      $11.40
                                          ==============================================================

========================================================================================================
Total Return, at Net Asset Value3           0.51%     0.60%      5.72%     8.41%     (0.22)%      5.86%

========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)  $2,442    $3,504     $2,439    $  956     $   72      $   39
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $2,790    $3,260     $1,638    $  380     $   78      $    5
Ratios to average net assets:4
Net investment income                       4.65%     4.02%      3.82%     4.87%      4.68%       4.68%
Expenses                                    1.89%     1.88%      1.91%5    1.75%5     1.99%5      1.92%5
Expenses, net of indirect expenses
and waiver of expenses                      1.72%     1.70%      1.72%     1.60%      1.87%       1.43%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       12%       55%        35%       43%        21%         18%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

21   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1.Significant Accounting Policies

Oppenheimer Florida Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own Fund shares exempt from Florida intangible personal property taxes. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



22   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2000, a provision of 3,936 was made for the Fund's projected benefit obligations and payments of $2,049 were made to retired trustees, resulting in an accumulated liability of $62,151 as of July 31, 2000.

   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

23   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

1.Significant Accounting Policies Continued
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2000, $2,366 distributed in connection with Fund share redemptions increased paid-in capital and increased accumulated net realized loss. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

24 OPPENHEIMER FLORIDA MUNICIPAL FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                  Year Ended July 31, 2000       Year Ended July 31, 1999
                                    Shares          Amount         Shares          Amount
------------------------------------------------------------------------------------------
Class A
Sold                             1,434,597    $ 15,263,868        789,844     $ 9,221,652
Dividends and/or
distributions reinvested            92,603         989,694         71,294         829,646
Redeemed                        (1,557,637)    (16,550,704)      (684,647)     (7,982,777)
                                ----------------------------------------------------------
Net increase (decrease)            (30,437)   $   (297,142)       176,491     $ 2,068,521
                                ==========================================================
------------------------------------------------------------------------------------------
Class B
Sold                               489,200    $  5,237,647        645,846     $ 7,556,033
Dividends and/or
distributions reinvested            36,703         393,459         29,901         348,434
Redeemed                          (779,600)     (8,317,589)      (426,626)     (4,962,373)
                                ----------------------------------------------------------
Net increase (decrease)           (253,697)   $ (2,686,483)       249,121     $ 2,942,094
                                ==========================================================
------------------------------------------------------------------------------------------
Class C
Sold                                72,798    $    772,696        170,949     $ 1,991,849
Dividends and/or
distributions reinvested             7,931          84,945           8,248         95,915
Redeemed                          (165,489)     (1,760,283)        (77,350)      (893,669)
                                ----------------------------------------------------------
Net increase (decrease)            (84,760)   $   (902,642)        101,847    $ 1,194,095
                                ==========================================================

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2000, were $6,957,253 and $11,045,159, respectively.

   As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $55,814,211 was:

       Gross unrealized appreciation             $   860,261
       Gross unrealized depreciation              (2,933,020)
                                                  -----------
       Net unrealized depreciation               $(2,072,759)
                                                  ===========
25   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets. The Manager can withdraw the voluntary waiver at any time. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.60%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                                  Aggregate            Class A         Commissions         Commissions         Commissions
                                  Front-End          Front-End          on Class A          on Class B          on Class C
                              Sales Charges      Sales Charges              Shares              Shares              Shares
                                 on Class A        Retained by         Advanced by         Advanced by         Advanced by
Year Ended                           Shares        Distributor        Distributor1        Distributor1        Distributor1
----------------------------------------------------------------------------------------------------------------------------
July 31, 2000                       $61,567            $12,979              $1,377            $115,116              $3,640

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                    Class A                                Class B                                 Class C
                        Contingent Deferred                    Contingent Deferred                     Contingent Deferred
                              Sales Charges                          Sales Charges                           Sales Charges
Year Ended          Retained by Distributor                Retained by Distributor                 Retained by Distributor
----------------------------------------------------------------------------------------------------------------------------
July 31, 2000                           $--                                $66,402                                     $--

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

26   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $83,434, prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                                 Distributor's    Distributor's
                                                                     Aggregate     Unreimbursed
                                                                  Unreimbursed    Expenses as %
                            Total Payments    Amount Retained         Expenses    of Net Assets
                                Under Plan     by Distributor       Under Plan         of Class
-------------------------------------------------------------------------------------------------
Class B Plan                      $192,858           $154,110         $563,708             3.16%
Class C Plan                        27,962              7,304           30,968             1.27

27   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (Financial futures) or debt securities (interest rate futures) in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended July 31, 2000.


28   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Florida Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Florida Municipal Fund as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Florida Municipal Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
August 21, 2000

29   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Distributions of $0.0831, $0.0760 and$0.0759 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1999, of which $0.0358 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the year ended July 31, 2000, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

30   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
OPPENHEIMER FLORIDA MUNICIPAL FUND
--------------------------------------------------------------------------------

A Series of Oppenheimer Multi-State Municipal Trust
================================================================================
Officers and Trustees        Leon Levy, Chairman of the Board of Trustees
                             Donald W. Spiro, Vice Chairman of the Board of Trustees
                             Bridget A. Macaskill, Trustee and President
                             Robert G. Galli, Trustee
                             Phillip A. Griffiths, Trustee
                             Benjamin Lipstein,Trustee
                             Elizabeth B. Moynihan, Trustee
                             Kenneth A. Randall, Trustee
                             Edward V. Regan, Trustee
                             Russell S. Reynolds, Jr., Trustee
                             Clayton K. Yeutter,  Trustee
                             Robert E. Patterson, Vice President
                             Andrew J. Donohue, Secretary
                             Brian W. Wixted, Treasurer
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
                             Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor           OppenheimerFunds, Inc.

================================================================================
Distributor                  OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder     OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                 Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors         KPMG LLP

================================================================================
Legal Counsel                Mayer, Brown & Platt

                             This is a copy of a report to shareholders of Oppenheimer
                             Florida Municipal Fund. For other material information
                             concerning the Fund, see the Prospectus.

                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not
                             insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                             Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                             Two World Trade Center, New York, NY 10048-0203.


(c)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

31   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
OPPENHEIMER FUNDS FAMILY
--------------------------------------------------------------------------------

=================================================================================================
Global Equity
                     Developing Markets Fund                 Global Fund
                     International Small Company Fund        Quest Global Value Fund
                     Europe Fund                             Global Growth & Income Fund
                     International Growth Fund

=================================================================================================
Equity
                     Stock                                   Stock & Bond
                     Enterprise Fund                         Main Street(R) Growth & Income Fund
                     Discovery Fund                          Quest Opportunity Value Fund
                     Main Street(R) Small Cap Fund           Total Return Fund
                     Quest Small Cap Fund                    Quest Balanced Value Fund
                     MidCap Fund                             Capital Income Fund
                     Capital Appreciation Fund               Multiple Strategies Fund
                     Growth Fund                             Disciplined Allocation Fund
                     Disciplined Value Fund                  Convertible Securities Fund
                     Quest Value Fund
                     Trinity Growth Fund                     Specialty
                     Trinity Core Fund                       Real Asset Fund
                     Trinity Value Fund                      Gold & Special Minerals Fund

=================================================================================================
Fixed Income
                     Taxable                                 Municipal
                     International Bond Fund                 California Municipal Fund1
                     World Bond Fund                         Main Street(R)California Municipal Fund1
                     High Yield Fund                         Florida Municipal Fund1
                     Champion Income Fund                    New Jersey Municipal Fund1
                     Strategic Income Fund                   New York Municipal Fund1
                     Bond Fund                               Pennsylvania Municipal Fund1
                     Senior Floating Rate Fund               Municipal Bond Fund
                     U.S. Government Trust                   Insured Municipal Fund
                     Limited-Term Government Fund            Intermediate Municipal Fund

                                                             Rochester Division
                                                             Rochester Fund Municipals
                                                             Limited Term New York Municipal Fund

=================================================================================================
Money Market2
                     Money Market Fund                       Cash Reserves


1. Available to investors only in certain states.

2. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

32   OPPENHEIMER FLORIDA MUNICIPAL FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbols          Class A: OFLAX      Class B: OFLBX      Class C: OFLCX
--------------------------------------------------------------------------------
1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                           [LOGO OF OPPENHEIMER]



RA0795.001.0700 September 29, 2000